UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 2, 2021
ADAMAS PHARMACEUTICALS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-36399	42-1560076
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
1900 Powell Street, Suite 1000
Emeryville, CA 94608
(Address of principal executive office)
Registrant’s telephone number, including area code (510) 450-3500
Not applicable
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	ADMS	The Nasdaq Global Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07    Submission of Matters to a Vote of Security Holders.

    On June 2, 2021, Adamas Pharmaceuticals, Inc. (the “Company”) held its Annual Meeting of Stockholders (the “Annual Meeting”). Set forth below is a brief description of each matter considered and voted upon at the Annual Meeting, together with the final tally of the number of votes cast for, against or withheld, as well as the number of abstentions and broker non-votes as to each such matter, as applicable, including a separate tabulation with respect to each of the three directors. A more complete description of each matter is set forth in the Company’s Definitive Proxy Statement on Schedule 14A filed with the U.S. Securities and Exchange Commission on April 19, 2021.

Proposal No. 1 — Election of Directors
The Company’s stockholders elected the three Class I director nominees to the Company’s Board of Directors to hold office until the 2024 Annual Meeting of Stockholders or until their successors are elected. The vote was as follows:

Class I Director Nominees	Votes For	Votes Withheld	Broker Non-Votes
Martha J. Demski	24,341,973	1,540,649	8,258,250
William W. Ericson	24,144,704	1,737,918	8,258,250
Spyridon Papapetropoulos, M.D., Ph.D.	24,497,736	1,384,886	8,258,250
Proposal No. 2 — Approval, on an advisory basis, of the compensation of the Company’s named executive officers
The Company’s stockholders approved, on an advisory basis, the compensation of the Company’s named executive officers. The vote was as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
22,467,423	3,372,660	42,539	8,258,250
Proposal No. 3 — Ratification of the selection of independent registered accounting firm
The Company’s stockholders ratified the selection of PricewaterhouseCoopers LLC as the independent registered public accounting firm of the Company for its fiscal year ending December 31, 2021. The vote was as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
33,669,250	339,726	131,896	—

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Adamas Pharmaceuticals, Inc.

Dated:	June 4, 2021	By:	/s/ Christopher B. Prentiss
Christopher B. Prentiss
Chief Financial Officer
3